UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2017 (September 4, 2017)

Rockwell Collins, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	52-2314475
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

400 Collins Road NE Cedar Rapids, Iowa	001-16445	52498
(Address of principal executive office)	(Commission File No.)	(Zip Code)

Registrant’s telephone number, including area code: (319) 295-1000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2017, Rockwell Collins, Inc., a Delaware corporation (“Rockwell Collins”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Technologies Corporation, a Delaware corporation (“UTC”), and Riveter Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of UTC (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing, Merger Sub will merge with and into Rockwell Collins, with Rockwell Collins surviving (the “Surviving Corporation”) as a wholly owned subsidiary of UTC (the “Merger”).

Each share of Rockwell Collins’ common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (except for shares held by Rockwell Collins as treasury stock or held directly by UTC or Merger Sub, shares held by any wholly owned subsidiary of Rockwell Collins or UTC (other than Merger Sub), and shares held by a holder who has properly exercised and perfected his or her demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware and not effectively withdrawn or lost such holder’s rights to appraisal, which in each case will be treated as described in the Merger Agreement) will be converted into the right to receive (1) $93.33 in cash, without interest, and (2) a portion of a share of UTC’s common stock having a value equal to the quotient obtained by dividing $46.67 by the average of the volume-weighted average prices per share of UTC common stock on the New York Stock Exchange for each of the 20 consecutive trading days ending immediately prior to the closing date, subject to a two-way 7.5% collar (pursuant to which, if that measurement price is equal to or greater than $124.37, the stock consideration will be 0.37525 shares of UTC common stock, and if that measurement price is equal to or less than $107.01, the Stock Consideration will be 0.43613 shares of UTC common stock) (together, the “Merger Consideration”), less any applicable withholding taxes.

As of the Effective Time, each then-outstanding Rockwell Collins stock option will be canceled in exchange for the right to receive the Merger Consideration in respect of each net option share subject to such option, less applicable tax withholding, with the number of net option shares calculated by subtracting from the total number of shares subject to such option a number of shares with a value equal to the aggregate applicable exercise price. As of the Effective Time, each then-outstanding Rockwell Collins restricted stock award, and each Rockwell Collins restricted stock unit award, whether performance-based or time-based, granted prior to the date of the Merger Agreement or to a non-employee director of Rockwell Collins, will become fully vested and be canceled as of the Effective Time in exchange for the right to receive the Merger Consideration in respect of each share of Rockwell Collins common stock subject to such award (with the number of shares subject to any performance-based restricted stock unit award deemed to be equal to the target number of shares), less applicable tax withholding. As of the Effective Time, each then-outstanding Rockwell Collins restricted stock unit award, whether performance-based or time-based, granted on or after the date of the Merger Agreement will be assumed by UTC and converted into a time-based restricted stock unit award of UTC with an equivalent value (as calculated in accordance with the formula set forth in the Merger Agreement, and with any performance-based restricted stock unit award deemed to be achieved at target level). As of the Effective Time, each then-outstanding Rockwell Collins deferred stock unit award that is payable by its terms upon the consummation of the Merger will be canceled in consideration for the right to receive (i) if payable in cash by its terms, a lump sum cash payment equal to the product of the value of the Merger Consideration and the number of shares of Rockwell Collins common stock relating to such deferred stock unit award, less applicable tax withholding, or (ii) if payable in shares by its terms, the Merger Consideration in respect of each share of Rockwell Collins common stock subject to such award, less applicable tax withholding. As of the Effective Time, each then-outstanding Rockwell Collins deferred stock unit award that is not payable by its terms upon the consummation of the Merger will be assumed by UTC and converted into a deferred stock unit award of UTC with an equivalent value (as calculated in accordance with the formula set forth in the Merger Agreement).

The completion of the Merger is subject to customary conditions, including, without limitation, (1) the approval of the Merger by Rockwell Collins shareowners, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the receipt of other required regulatory approvals, (4) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger or resulting in the occurrence of certain conditions specified in the Merger Agreement, (5) the absence of a material adverse effect on Rockwell Collins and UTC and (6) the approval for listing of the shares of common stock of UTC forming part of the Merger Consideration on the New York Stock Exchange and the effectiveness of a registration statement on Form S-4 with respect to such common stock. The completion of the Merger is not subject to the approval of UTC’s shareowners or the receipt of financing by UTC.

The Merger Agreement includes customary representations, warranties and covenants of Rockwell Collins, UTC and Merger Sub. Between the date of execution of the Merger Agreement and the Effective Time, Rockwell Collins has agreed to conduct its and its subsidiaries’ business in the ordinary course of business consistent with past practice and to comply with certain operating covenants, and UTC has also agreed to comply with certain operating covenants. Subject to certain exceptions, each of Rockwell Collins, UTC and Merger Sub has agreed to use reasonable best efforts to cause the Merger to be completed.

Rockwell Collins also has agreed not to, and not to authorize, and to use reasonable best efforts not to permit, any of its representatives to initiate, seek, solicit, knowingly facilitate or knowingly encourage any third-party alternative acquisition proposals and has agreed to certain restrictions on its and its representatives’ ability to respond to any such proposals. Prior to the approval of the Merger Agreement by Rockwell Collins shareowners and subject to certain notice and other specified conditions, the Rockwell Collins board of directors may, in connection with a superior proposal (as defined in the Merger Agreement), withdraw its recommendation in favor of adoption of the Merger Agreement or terminate the Merger Agreement to enter into a definitive merger agreement providing for such superior proposal if in each case the Rockwell Collins board of directors determines in good faith that the failure to take such action would be inconsistent with its fiduciary duties. Other than in connection with an alternative acquisition proposal, prior to the approval of the Merger Agreement by Rockwell Collins shareowners and subject to certain notice and other specified conditions, the Rockwell Collins board of directors may withdraw its recommendation in favor of adoption of the Merger Agreement (but not terminate the Merger Agreement) if, in connection with a material event or circumstance occurring after the date of the Merger Agreement that was not known at the date of the Merger Agreement, it determines in good faith that a failure to take such action would be inconsistent with its fiduciary duties.

The Merger Agreement includes termination provisions for both Rockwell Collins and UTC. The Merger Agreement provides that Rockwell Collins will be required to pay UTC a termination fee equal to $695 million if the Merger Agreement is terminated (i) by Rockwell Collins to enter into an agreement in respect of a superior proposal as described above, (ii) by UTC prior to the approval of the Merger Agreement by Rockwell Collins shareowners if (A) the Rockwell Collins board of directors withdraws its recommendation in favor of the adoption of the Merger Agreement, (B) Rockwell Collins or the Rockwell Collins board of directors fails to include its recommendation in favor of the adoption of the Merger Agreement in the proxy statement for the transaction or (C) Rockwell Collins or the Rockwell Collins board of directors, as applicable, materially violates the non-solicitation covenant contained in the Merger Agreement, fails to publicly reaffirm its recommendation in favor of the adoption of the Merger Agreement in certain circumstances or fails to recommend against an alternative transaction that is a tender offer or exchange offer. The termination fee is also payable by Rockwell Collins to UTC if the Merger Agreement is terminated in certain circumstances and, within twelve (12) months of such termination, Rockwell Collins enters into a definitive agreement with respect to, or consummates, an alternative change of control proposal.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Rockwell Collins, UTC or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (as well as those of B/E Aerospace, Inc., which was acquired by Rockwell Collins on April 13, 2017), and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Rockwell Collins, UTC or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Rockwell Collins’ public disclosures.

Safe Harbor Statement

This report contains statements, including statements regarding the proposed acquisition of Rockwell Collins by United Technologies, that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the ability of Rockwell Collins and United Technologies to receive the required regulatory approvals for the proposed acquisition of Rockwell Collins by United Technologies (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approval of Rockwell Collins’ shareowners and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement or the consummation of the transaction on the market price of United Technologies’ and/or Rockwell Collins’ common stock and/or on their respective businesses, financial conditions, results of operations and financial performance; risks relating to the value of the United Technologies’ shares to be issued in the transaction, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Rockwell Collins’ operations with those of United Technologies will be greater than expected; the outcome of legally required consultation with employees, their works councils or other employee representatives; and the ability of Rockwell Collins and the combined company to retain and hire key personnel. There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Rockwell Collins on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. These forward-looking statements are made only as of the date hereof and the company assumes no obligation to update any forward-looking statement.

Additional Information

In connection with the proposed transaction, United Technologies will file a registration statement on Form S-4, which will include a document that serves as a prospectus of United Technologies and a proxy statement of Rockwell Collins (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Rockwell Collins’ shareowners. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from United Technologies or Rockwell Collins. The documents filed by United Technologies with the SEC may be obtained free of charge at United Technologies’ website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from United Technologies by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Rockwell Collins with the SEC may be obtained free of charge at Rockwell Collins’ website at www.rockwellcollins.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Rockwell Collins by requesting them by mail at Investor Relations, 400 Collins Road NE, Cedar Rapids, Iowa 52498, or by telephone at 1-319-295-7575.

Participants in the Solicitation

United Technologies and Rockwell Collins and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about United Technologies’ directors and executive officers is available in United Technologies’ proxy statement dated March 10, 2017, for its 2017 Annual Meeting of Shareowners. Information about Rockwell Collins’ directors and executive officers is available in Rockwell Collins’ proxy statement dated December 14, 2016, for its 2017 Annual Meeting of Shareowners and in Rockwell Collins’ Forms 8-K dated January 10, 2017 and April 13, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from United Technologies or Rockwell Collins as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 4, 2017, by and among United Technologies Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rockwell Collins hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 6, 2017	ROCKWELL COLLINS, INC.

	By:	/s/ Robert J. Perna
	Name:	Robert J. Perna
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 4, 2017, by and among United Technologies Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rockwell Collins hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.